UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3255
Panorama Series Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 06/30/2010

Item 1. Reports to Stockholders.

GROWTH PORTFOLIO
Fund Objective. The Fund seeks high total return.
Portfolio Managers: Manind Govil and Benjamin Ram
Cumulative Total Return
For the 6-Month Period Ended 6/30/10
–7.48%
Average Annual Total Returns
For the Periods Ended 6/30/10

1-Year	5-Year	10-Year

11.54%	–1.18%	–1.53%
Expense Ratios
For the Fiscal Year Ended 12/31/09

Gross Expense Ratio	Net Expense Ratio

0.81%	0.79%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same fund managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. The net expense ratio takes into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Sector Allocation
Information Technology 17.3% Financials 15.4 Consumer Discretionary 14.8 Health Care 12.7 Industrials 12.5 Consumer Staples 10.7 Energy 10.0 Utilities 3.3 Telecommunication Services 1.9 Materials 1.4
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Apple, Inc.	4.5%
Philip Morris International, Inc.	4.3
Occidental Petroleum Corp.	3.4
Chevron Corp.	3.2
McDonald’s Corp.	3.2
CIT Group, Inc.	3.0
Wells Fargo & Co.	2.8
General Mills, Inc.	2.8
eBay, Inc.	2.6
Ford Motor Co.	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Growth Portfolio produced a return of -7.48%, lower than its benchmark, the S&P 500 Index, which returned -6.64%, but higher than the -7.79% return of the Lipper VA Large-Cap Core Funds Index. The Fund’s sector allocation strategy generally proved supportive of relative performance, but its stock selection strategy fell short of market averages in the utilities and information technology sectors. During the reporting period, we believe performance was negatively impacted by macroeconomic concerns and what we view as exaggerated fears of a double dip recession. In our opinion, the losses experienced during the reporting period represent a temporary pause, and the markets will continue on a long-term, upward trend.
Economic and Market Overview
The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by smaller, more speculative stocks that had been severely beaten down during the recession and financial crisis.
     The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures to forestall an acceleration of inflation, but global investors grew concerned that these measures might choke off regional economic growth in a country that has been a key driver of the global economic recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began. Large, high quality companies that had lagged during the rally generally held up better than market averages during May and June.
Fund Strategy
Market volatility in May and June dampened Fund returns for the reporting period, but we continued our focus on adding value through a combination of quantitative and fundamental research into high-quality companies. We favor stocks that, in our judgment, fall into one of three categories: 1) sustainable competitive advantages; 2) strong execution; and 3) opportunistic trades. Fund holdings that we believe have sustainable competitive advantages include electronics innovator Apple, Inc., our largest holding at period end, which gained considerable value amid the successful launch of the popular iPad device. In our “strong execution” category, cable television operator Time Warner Cable, Inc. advanced from an attractive valuation at the start of the year due to favorable results from a sound business plan. Under our third category, successful opportunistic trades during the period included Hyatt Hotels Corp., which we purchased at its initial public offering at what we regarded as a substantial discount to its intrinsic value. Other winners during the first half of 2010 included McDonald’s Corp., which enjoyed improved store traffic despite a soft retail
3 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
environment. Trash hauler Republic Services, Inc. also fared well when strong pricing helped boost earnings above analysts’ expectations.
     These positive contributors to the Fund’s relative performance were outweighed primarily by a handful of disappointments in the utilities and information technology sectors. Among utilities, power producer The AES Corp. declined when a strengthening U.S. dollar dampened profits from international operations, and investors reacted negatively to a discounted sale of stock to an overseas investor. In the information technology sector, mobile telephony software developer QUALCOMM, Inc. also was hurt by adverse changes in currency exchange rates, as well as concerns regarding the sustainability of licensing revenues in an increasingly bifurcated handset market. In other areas, financial giant Wells Fargo & Co. declined due to macroeconomic concerns despite strong operations. Similarly, custodial bank State Street Corp. proved sensitive to faltering capital markets as well as shortfalls in its foreign exchange and securities lending businesses. Although Ford Motor Co. has gained market share and returned to profitability, its stock suffered when economic worries intensified.
     As of midyear, we believe that recent bouts of economic and market weakness represent a pause in a longer-term, upward trend. We expect economic fears to abate during the second half of the year as the subpar recovery remains intact. In this sluggish environment, we believe that investors will gravitate toward high-quality companies with a demonstrable ability to manage their businesses more effectively than their rivals. Indeed, we anticipate a “stock picker’s market” in which winners are rewarded and laggards are punished. Such an environment may be particularly well suited to our fundamentally driven, bottom-up investment approach.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | GROWTH PORTFOLIO

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
	$1,000.00	$925.20	$3.83
Hypothetical (5% return before expenses)
	1,000.00	1,020.83	4.02
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 is as follows:

Expense Ratio

0.80%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—98.8%
Consumer Discretionary—14.6%
Automobiles—2.6%
Ford Motor Co.[1]	178,640	$1,800,691
Diversified Consumer Services—0.4%
H&R Block, Inc.	17,900	280,851
Hotels, Restaurants & Leisure—4.6%
Hyatt Hotels Corp., Cl. A1	27,200	1,008,848
McDonald’s Corp.	33,730	2,221,795

		3,230,643

Media—4.1%
McGraw-Hill Cos., Inc. (The)	45,780	1,288,249
Time Warner Cable, Inc.	20,538	1,069,619
Washington Post Co. (The), Cl. B	1,257	515,973

		2,873,841

Specialty Retail—2.9%
AutoZone, Inc.[1]	4,040	780,609
Best Buy Co., Inc.	36,400	1,232,504

		2,013,113

Consumer Staples—10.5%
Food Products—5.0%
General Mills, Inc.	54,800	1,946,496
Mead Johnson Nutrition Co., Cl. A	21,450	1,075,074
Unilever NV, NY Shares	17,900	489,028

		3,510,598

Household Products—1.2%
Colgate-Palmolive Co.	10,950	862,422
Tobacco—4.3%
Philip Morris International, Inc.	66,300	3,039,192
Energy—9.9%
Oil, Gas & Consumable Fuels—9.9%
Chevron Corp.	32,891	2,231,983
Enterprise Products Partners LP	25,400	898,398
Noble Energy, Inc.	11,680	704,654
Occidental Petroleum Corp.	30,730	2,370,820
Plains All American Pipeline LP	12,000	704,400

		6,910,255

Financials—15.2%
Capital Markets—2.7%
Goldman Sachs Group, Inc. (The)	5,400	708,858
State Street Corp.	35,790	1,210,418

		1,919,276

Commercial Banks—5.8%
CIT Group, Inc.[1]	62,100	2,102,706
Wells Fargo & Co.	77,550	1,985,280

		4,087,986

Consumer Finance—2.0%
American Express Co.	34,250	1,359,725
Diversified Financial Services—2.6%
Citigroup, Inc.[1]	403,650	1,517,724
Leucadia National Corp.[1]	16,900	329,719

		1,847,443

Insurance—2.1%
AFLAC, Inc.	17,570	749,712
Progressive Corp.	38,170	714,542

		1,464,254

Health Care—12.5%
Biotechnology—2.0%
Celgene Corp.[1]	19,220	976,760
Human Genome Sciences, Inc.[1]	18,140	411,052

		1,387,812

Health Care Equipment & Supplies—1.7%
Covidien plc	5,050	202,909
Medtronic, Inc.	27,330	991,259

		1,194,168

Health Care Providers & Services—2.2%
Express Scripts, Inc.[1]	8,700	409,074
WellPoint, Inc.[1]	23,670	1,158,173

		1,567,247

Pharmaceuticals—6.6%
Abbott Laboratories	35,420	1,656,948
Merck & Co., Inc.	51,220	1,791,163
Perrigo Co.	3,340	197,294
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR	19,070	991,449

		4,636,854

Industrials—12.4%
Aerospace & Defense—3.0%
Boeing Co. (The)	14,760	926,190
Precision Castparts Corp.	11,260	1,158,879

		2,085,069

Air Freight & Logistics—1.2%
United Parcel Service, Inc., Cl. B	14,430	820,923
6 | GROWTH PORTFOLIO

	Shares	Value

Commercial Services & Supplies—2.3%
Republic Services, Inc.	54,500	$1,620,285
Construction & Engineering—1.0%
KBR, Inc.	35,400	720,036
Industrial Conglomerates—3.5%
General Electric Co.	55,800	804,636
Tyco International Ltd.	46,935	1,653,520

		2,458,156

Professional Services—1.4%
Verisk Analytics, Inc., Cl. A1	32,260	964,574
Information Technology—17.2%
Communications Equipment—2.3%
QUALCOMM, Inc.	47,910	1,573,364
Computers & Peripherals—4.5%
Apple, Inc.[1]	12,520	3,149,156
Internet Software & Services—4.6%
eBay, Inc.[1]	93,780	1,839,026
Google, Inc., Cl. A1	3,030	1,348,199

		3,187,225

IT Services—1.9%
Accenture plc, Cl. A	2,880	111,312
Hewitt Associates, Inc.[1]	18,240	628,550
Western Union Co.	39,840	594,014

		1,333,876

Software—3.9%
Adobe Systems, Inc.[1]	12,110	320,067
Check Point Software Technologies Ltd.[1]	30,440	897,371
Microsoft Corp.	64,430	1,482,538

		2,699,976

Materials—1.4%
Chemicals—1.4%
Praxair, Inc.	12,870	977,991
Telecommunication Services—1.9%
Wireless Telecommunication Services—1.9%
America Movil SAB de CV, ADR, Series L	27,500	1,306,250
Utilities—3.2%
Energy Traders—2.5%
AES Corp. (The)[1]	190,700	1,762,068
Multi-Utilities—0.7%
Public Service Enterprise Group, Inc.	16,000	501,280

Total Common Stocks (Cost $67,541,895)		69,146,600

Investment Companies—2.0%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	43,364	43,364
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[3,4]	1,347,529	1,347,529

Total Investment Companies (Cost $1,390,893)		1,390,893

Total Investments, at Value (Cost $68,932,788)	100.8%	70,537,493
Liabilities in Excess of Other Assets	(0.8)	(567,746)

Net Assets	100.0%	$69,969,747

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Interest rate is less than 0.0005%.

3.	Rate shown is the 7-day yield as of June 30, 2010.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	189,439	7,976,999	6,818,909	1,347,529

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$1,347,529	$640
7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,199,139	$—	$—	$10,199,139
Consumer Staples	7,412,212	—	—	7,412,212
Energy	6,910,255	—	—	6,910,255
Financials	10,678,684	—	—	10,678,684
Health Care	8,786,081	—	—	8,786,081
Industrials	8,669,043	—	—	8,669,043
Information Technology	11,943,597	—	—	11,943,597
Materials	977,991	—	—	977,991
Telecommunication Services	1,306,250	—	—	1,306,250
Utilities	2,263,348	—	—	2,263,348
Investment Companies	1,390,893	—	—	1,390,893

Total Assets	$70,537,493	$—	$—	$70,537,493

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
8 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $67,585,259)	$69,189,964
Affiliated companies (cost $1,347,529)	1,347,529

70,537,493
Receivables and other assets:
Investments sold	219,362
Dividends	102,207
Shares of capital stock sold	641
Other	7,471

Total assets	70,867,174

Liabilities
Payables and other liabilities:
Investments purchased	822,392
Shares of capital stock redeemed	36,299
Shareholder communications	11,157
Transfer and shareholder servicing agent fees	6,067
Directors’ compensation	5,608
Other	15,904

Total liabilities	897,427

Net Assets	$69,969,747

Composition of Net Assets
Par value of shares of capital stock	$43,347
Additional paid-in capital	139,465,185
Accumulated net investment income	380,704
Accumulated net realized loss on investments	(71,524,194)
Net unrealized appreciation on investments	1,604,705

Net Assets—applicable to 43,347,023 shares of capital stock outstanding	$69,969,747

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.61
See accompanying Notes to Financial Statements.
9 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,165)	$652,526
Affiliated companies	640

Total investment income	653,166

Expenses
Management fees	244,017
Transfer and shareholder servicing agent fees	39,042
Shareholder communications	7,550
Legal, auditing and other professional fees	13,813
Accounting service fees	7,500
Directors’ compensation	5,967
Custodian fees and expenses	304
Other	7,051

Total expenses	325,244
Less waivers and reimbursements of expenses	(13,111)

Net expenses	312,133

Net Investment Income	341,033

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	2,762,959

Net change in unrealized appreciation/depreciation on investments	(8,349,861)

Net Decrease in Net Assets Resulting from Operations	$(5,245,869)

See accompanying Notes to Financial Statements.
10 | GROWTH PORTFOLIO

STATEMENTS OF CHANCES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$341,033	$956,944
Net realized gain (loss)	2,762,959	(23,515,519)
Net change in unrealized appreciation/depreciation	(8,349,861)	41,183,349

Net increase (decrease) in net assets resulting from operations	(5,245,869)	18,624,774

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(905,791)	(1,417,389)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(3,960,633)	(8,782,023)

Net Assets
Total increase (decrease)	(10,112,293)	8,425,362
Beginning of period	80,082,040	71,656,678

End of period (including accumulated net investment income of $380,704 and $945,462, respectively)	$69,969,747	$80,082,040

See accompanying Notes to Financial Statements.
11 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.76	$1.40	$2.31	$2.23	$1.97	$1.88

Income (loss) from investment operations:
Net investment income[1]	.01	.01	.03	.03	.02	.02
Net realized and unrealized gain (loss)	(.14)	.38	(.91)	.08	.27	.10

Total from investment operations	(.13)	.39	(.88)	.11	.29	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.61	$1.76	$1.40	$2.31	$2.23	$1.97

Total Return, at Net Asset Value[2]	(7.48)%	29.19%	(38.42)%	4.85%	14.67%	6.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,970	$80,082	$71,657	$136,127	$153,481	$159,867

Average net assets (in thousands)	$78,677	$72,186	$105,308	$148,472	$154,927	$165,300

Ratios to average net assets:[3]
Net investment income	0.87%	1.33%	1.34%	1.23%	1.16%	1.24%
Total expenses	0.83%[4]	0.81%[4]	0.71%[4]	0.69%[4]	0.68%[4]	0.68%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.80%	0.79%	0.71%	0.69%	0.68%	0.68%

Portfolio turnover rate	25%	118%	115%	101%	88%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.83%
Year Ended December 31, 2009	0.81%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.68%
See accompanying Notes to Financial Statements.
12 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited
1.  Significant Accounting Policies
Growth Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts
13 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October losses of $274,034 and unused capital loss carryforwards as follows:

Expiring

2010	$28,419,014
2011	6,902,886
2016	12,141,910
2017	26,089,068

Total	$73,552,878

14 | GROWTH PORTFOLIO

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $71,063,953 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $2,762,959 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$69,409,834

Gross unrealized appreciation	$5,807,655
Gross unrealized depreciation	(4,679,996)

Net unrealized appreciation	$1,127,659

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset
15 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Sold	423,984	$752,143	925,488	$1,404,527
Dividends and/or distributions reinvested	511,746	905,791	1,362,874	1,417,389
Redeemed	(3,175,100)	(5,618,567)	(8,033,635)	(11,603,939)

Net decrease	(2,239,370)	$(3,960,633)	(5,745,273)	$(8,782,023)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$18,994,761	$23,393,977
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
16 | GROWTH PORTFOLIO

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of its daily net assets. For the six months ended June 30, 2010, the Fund paid $39,798 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $12,780.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $331 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer
17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
18 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
19 | GROWTH PORTFOLIO

GROWTH PORTFOLIO
A Series of Panorama Series Fund, Inc.

Directors and Officers	William L. Armstrong, Chairman of the Board of Directors and Director
George C. Bowen, Director
Edward L. Cameron, Director
Jon S. Fossel, Director
Sam Freedman, Director
Richard F. Grabish, Director
Beverly L. Hamilton, Director
Robert J. Malone, Director
F. William Marshall, Jr., Director
William F. Glavin, Jr., President and Principal Executive Officer
Manind Govil, Vice President and Portfolio Manager
Benjamin Ram, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.
©2010 OppenheimerFunds, Inc. All rights reserved.

TOTAL RETURN PORTFOLIO
Fund Objective. The Fund seeks to maximize total investment return (including capital appreciation and income).
Portfolio Managers: David Schmidt, Krishna Memani and Peter A. Strzalkowski
Cumulative Total Return
For the 6-Month Period Ended 6/30/10

0.83%
Average Annual Total Returns
For the Periods Ended 6/30/10

1-Year	5-Year	10-Year

20.78%	–1.89%	–0.72%
Expense Ratios
For the Fiscal Year Ended 12/31/09

Gross	Net
Expense	Expense
Ratio	Ratio

0.79%	0.70%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. The net expense ratio takes into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of investments.
Top Ten Common Stock Holdings

Wal-Mart Stores, Inc.	2.5%
AT&T, Inc.	2.2
Chevron Corp.	2.0
Verizon Communications, Inc.	1.9
Procter & Gamble Co. (The)	1.7
Northrop Grumman Corp.	1.7
International Business Machines Corp.	1.7
Comcast Corp., Cl. A	1.7
Exxon Mobil Corp.	1.5
AmerisourceBergen Corp.	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Total Return Portfolio produced a return of 0.83%, compared to its equity benchmark, the S&P 500 Index, which returned -6.64%, and its fixed-income benchmark, the BofA Merrill Lynch Corporate and Government Master Index, which returned 5.61%. The equity and fixed-income portions of the Fund, measured separately, outperformed their respective benchmarks in a turbulent investment climate in which concerns intensified regarding the strength and sustainability of the global economic recovery.
     A U.S. economic recovery that began in 2009 persisted during the first half of 2010 as manufacturing activity increased, housing markets appeared to stabilize and corporate earnings rebounded. Improving economic conditions helped lift the prices of most stocks and higher yielding fixed-income securities in the first quarter of 2010. However, investor sentiment changed sharply in the second quarter, when a number of global developments threatened the recovery.
     A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, surging property values in China sparked inflation fears, and investors worried that remedial measures might damage a primary engine of the global rebound. In the United States, retail sales, employment and housing indicators sent mixed signals regarding the future of the domestic recovery. As a result, stocks generally ended the reporting period in negative territory, while some fixed-income indices achieved positive absolute returns due to renewed investor demand for traditional safe havens, including U.S. Government securities.
     On the equity side, our investment approach during the reporting period generally favored value-oriented stocks, which held up relatively well during the May/June market correction compared to their more expensive growth-oriented counterparts. The equity portfolio’s strongest outperformance versus the S&P 500 Index during the reporting period was in information technology and health care as a result of better relative stock selection. Among information technology companies, flash memory maker SanDisk Corp. advanced due to the success of Apple’s iPhone and iPad, which contain SanDisk chips. We exited our position in SanDisk by period end. Underweighting online media giant Google, Inc. and not holding wireless systems developer QUALCOMM Corp. helped the Fund avoid relative weakness in those stocks. Health care companies AmerisourceBergen Corp., McKesson Corp. and Humana, Inc. gained value amid expectations that they would benefit from expanded insurance coverage due to national health care reform.
     Fortunate timing in the purchase of Verizon Communications, Inc. helped the Fund avoid the brunt of the stock’s swoon, bolstering relative results within the telecommunication services sector. Verizon provides a generous dividend yield in a low interest-rate environment, which we believe makes it an attractive investment in the wake of recent declines. In the financials sector, insurance giants MetLife, Inc. and Prudential Financial, Inc. maintained earnings and issued increased earnings guidance, respectively, despite the challenging macroeconomic climate. We exited our position in both stocks by period end. Lender Capital One Financial Corp. gained value amid expectations that the outcome of financial regulatory reform would be beneficial for its business. Top performers for the Fund in other sectors included Tyson Foods, Inc. and Union Pacific Corp.
     In the bond portfolio, the Fund outperformed for the period versus its fixed-income benchmark, primarily as a result of solid performance from mortgage-backed securities (MBS). In particular, the Fund’s emphasis on MBS, including non-agency MBS, agency MBS, and commercial MBS fared well throughout the reporting period amid robust demand from newly risk-averse investors. Asset-backed securities also modestly contributed to relative Fund performance.
     Although our underweight position in U.S. Government securities prevented the Fund from participating more fully in their rally in May and June, our focus on agency MBS over U.S. Treasury securities bolstered the Fund’s returns compared to its benchmark. In the corporate bond sector, we found select opportunities among high yield bonds rated BB. However, the Fund’s high yield bonds declined more sharply than investment-grade securities in May and June, and the Fund’s high yield corporate holdings detracted mildly from relative performance for the reporting period overall. We also lengthened the Fund’s average duration during the second quarter of the year, which helped the Fund benefit from narrower yield differences along the market’s maturity spectrum. As a result, our interest rate strategies as expressed through the use of futures contracts added significantly to Fund performance.
3 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
     Although the markets in the U.S. have clearly hit a rough patch, we do not currently expect a return to recessionary conditions. As investors recognize that the subpar economic recovery remains intact, we expect them to become more tolerant of certain risks. However, we also expect them to grow more selective, suggesting to us that the fundamental strengths and weakness of individual companies and issuers will become a more critical determinant of market performance. Such an environment may be particularly well suited to the research-intensive investment processes we employ to select stocks and bonds. We believe that this approach is consistent with Total Return Portfolio’s role as an important part of The Right Way to Invest.
     Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund invests in debt securities below investment grade, which may entail greater credit risks, as described in the prospectus. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | TOTAL RETURN PORTFOLIO

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
	$1,000.00	$1,008.30	$3.79
Hypothetical (5% return before expenses)
	1,000.00	1,021.03	3.82
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 is as follows:

Expense Ratio

0.76%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—63.2%
Consumer Discretionary—5.9%
Hotels, Restaurants & Leisure—0.5%
McDonald’s Corp.	8,000	$526,960
Household Durables—0.1%
Lennar Corp., Cl. A	7,500	104,325
Media—3.3%
Comcast Corp., Cl. A	102,400	1,778,688
Interpublic Group of Cos., Inc. (The)[1]	140,600	1,002,478
News Corp., Inc., Cl. A	1,100	13,156
Time Warner, Inc.	25,100	725,641

		3,519,963

Multiline Retail—1.1%
J.C. Penney Co., Inc. (Holding Co.)	31,900	685,212
Macy’s, Inc.	15,200	272,080
Target Corp.	6,000	295,020

		1,252,312

Specialty Retail—0.9%
Gap, Inc. (The)	48,700	947,702
Consumer Staples—8.7%
Food & Staples Retailing—4.4%
Costco Wholesale Corp.	19,100	1,047,253
Wal-Mart Stores, Inc.	55,100	2,648,657
Walgreen Co.	39,600	1,057,320

		4,753,230

Food Products—1.4%
Sara Lee Corp.	19,900	280,590
Tyson Foods, Inc., Cl. A	72,200	1,183,358

		1,463,948

Household Products—2.4%
Kimberly-Clark Corp.	12,200	739,686
Procter & Gamble Co. (The)	30,600	1,835,388

		2,575,074

Tobacco—0.5%
Reynolds American, Inc.	10,100	526,412
Energy—7.2%
Oil, Gas & Consumable Fuels—7.2%
Anadarko Petroleum Corp.	5,400	194,886
Chevron Corp.	30,900	2,096,874
ConocoPhillips	8,900	436,901
Exxon Mobil Corp.	29,000	1,655,030
Marathon Oil Corp.	19,300	600,037
Peabody Energy Corp.	15,000	586,950
Valero Energy Corp.	33,300	598,734
Williams Cos., Inc. (The)	86,200	1,575,736

		7,745,148

Financials—10.9%
Capital Markets—2.5%
Franklin Resources, Inc.	9,300	801,567
Goldman Sachs Group, Inc. (The)	4,200	551,334
Morgan Stanley	58,600	1,360,106

		2,713,007

Commercial Banks—2.0%
Comerica, Inc.	5,900	217,297
PNC Financial Services Group, Inc.	25,000	1,412,500
U.S. Bancorp	24,900	556,515

		2,186,312

Consumer Finance—1.8%
American Express Co.	13,800	547,860
Capital One Financial Corp.	34,100	1,374,230

		1,922,090

Diversified Financial Services—0.6%
Citigroup, Inc.[1]	98,500	370,360
JPMorgan Chase & Co.	6,100	223,321

		593,681

Insurance—2.9%
AFLAC, Inc.	22,300	951,541
Chubb Corp.	23,000	1,150,230
Travelers Cos., Inc. (The)	14,200	699,350
UnumProvident Corp.	12,100	262,570

		3,063,691

Thrifts & Mortgage Finance—1.1%
Hudson City Bancorp, Inc.	94,400	1,155,456
Health Care—6.4%
Health Care Providers & Services—5.4%
AmerisourceBergen Corp.	51,600	1,638,300
Cardinal Health, Inc.	25,500	857,055
Humana, Inc.[1]	23,400	1,068,678
McKesson Corp.	17,500	1,175,300
Medco Health Solutions, Inc.[1]	4,500	247,860
UnitedHealth Group, Inc.	26,300	746,920

		5,734,113

Pharmaceuticals—1.0%
Johnson & Johnson	14,400	850,464
6 | TOTAL RETURN PORTFOLIO

	Shares	Value

Pharmaceuticals Continued
Pfizer, Inc.	18,088	$257,935

		1,108,399

Industrials—9.0%
Aerospace & Defense—4.2%
L-3 Communications Holdings, Inc.	1,100	77,924
Lockheed Martin Corp.	9,300	692,850
Northrop Grumman Corp.	33,200	1,807,408
Raytheon Co.	18,900	914,571
United Technologies Corp.	15,400	999,614

		4,492,367

Air Freight & Logistics—0.9%
FedEx Corp.	14,700	1,030,617
Airlines—0.2%
Southwest Airlines Co.	17,800	197,758
Commercial Services & Supplies—0.2%
R.R. Donnelley & Sons Co.	12,000	196,440
Industrial Conglomerates—0.5%
General Electric Co.	37,900	546,518
Machinery—1.6%
Deere & Co.	20,200	1,124,736
Illinois Tool Works, Inc.	13,600	561,408

		1,686,144

Road & Rail—1.4%
Union Pacific Corp.	22,100	1,536,171
Information Technology—7.1%
Communications Equipment—0.5%
Motorola, Inc.[1]	84,300	549,636
Computers & Peripherals—2.3%
Apple, Inc.[1]	3,200	804,896
Hewlett-Packard Co.	37,500	1,623,000

		2,427,896

Electronic Equipment & Instruments—0.2%
Jabil Circuit, Inc.	17,500	232,750
Internet Software & Services—0.3%
Google, Inc., Cl. A1	800	355,960
IT Services—1.7%
International Business Machines Corp.	14,500	1,790,460
Semiconductors & Semiconductor Equipment—0.5%
Xilinx, Inc.	19,900	502,674
Software—1.6%
McAfee, Inc.[1]	12,800	393,216
Microsoft Corp.	57,600	1,325,376

		1,718,592

Materials—2.4%
Chemicals—1.1%
Air Products & Chemicals, Inc.	7,600	492,556
Dow Chemical Co. (The)	25,500	604,860

		1,097,416

Metals & Mining—0.2%
Cliffs Natural Resources, Inc.	5,100	240,516
Paper & Forest Products—1.1%
International Paper Co.	16,400	371,132
MeadWestvaco Corp.	37,300	828,060

		1,199,192

Telecommunication Services—4.1%
Diversified Telecommunication Services—4.1%
AT&T, Inc.	96,100	2,324,659
Verizon Communications, Inc.	71,700	2,009,034

		4,333,693

Utilities—1.5%
Multi-Utilities—1.5%
Integrys Energy Group, Inc.	6,200	271,188
NiSource, Inc.	94,400	1,368,800

		1,639,988

Total Common Stocks (Cost $69,965,736)		67,666,611
	Principal
	Amount

Asset-Backed Securities—4.8%
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.10%, 1/15/13[2,3]	$110,000	111,571
Ally Master Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A2, 1%, 9/17/12	110,000	110,000
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[2]	95,000	96,404
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	50,000	49,966
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivable Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	45,000	45,023
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.827%, 5/25/34[3]	141,560	124,780
7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	$75,000	$75,058
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	135,000	137,495
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.647%, 2/28/41[3]	138,628	110,380
Capital One Multi-Asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2009-A2, Cl. A2, 3.20%, 6/15/11	130,000	132,768
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	33,394	34,534
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	305,000	307,754
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[2]	120,000	120,430
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[2]	124,991	125,190
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	73,039
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	113,530	114,611
Series 2010-A, Cl. A2, 0.81%, 3/25/15	140,000	139,975
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.087%, 2/25/33[3]	8,112	6,982
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[3]	333,542	267,746
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[3]	76,460	61,336
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3, Cl. A3, 5.10%, 10/15/13	115,000	118,836
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15	84,871	85,124
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.437%, 7/25/36[3]	126,107	121,547
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.457%, 7/7/36[3]	47,387	43,086
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	100,000	100,112
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	48,855	48,959
Series 2009-E, Cl. A2, 0.80%, 3/15/12	225,000	225,002
Series 2010-A, Cl. A4, 2.15%, 6/15/15	165,000	167,824
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.90%, 9/15/12[3]	110,000	111,057
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 2%, 12/15/14[3]	115,000	116,283
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	133,189	133,608
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11	69,957	70,087
HSBC Credit Card Master Note Trust (USA) I, Asset-Backed Securities, Series 2007-1, Cl. A, 0.40%, 4/15/13[3]	120,000	119,976
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.608%, 1/20/35[3]	110,655	104,231
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[4]	71,352	71,352
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.70%, 3/15/16[3]	120,000	116,616
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	375,000	376,823
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.41%, 12/15/13[3]	113,612	113,099
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.997%, 1/26/15[2,3]	185,000	185,071
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.50%, 1/15/13[2,3]	110,000	110,348
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.447%, 7/1/36[3]	153,880	101,112
8 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Asset-Backed Securities Continued
World Financial Network Credit Card Master Note Trust, Credit Card Receivables:
Series 2009-A, Cl. A, 4.60%, 9/15/15	$115,000	$118,807
Series 2009-C, Cl. A, 2.36%, 5/15/14	110,000	110,048

Total Asset-Backed Securities (Cost $5,296,290)		5,114,050

Mortgage-Backed Obligations—26.8%
Government Agency—22.5%
FHLMC/FNMA/FHLB/Sponsored—18.8%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	132,774	142,421
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	275,894	294,460
5%, 12/15/34	19,669	20,912
5.50%, 9/1/39	417,214	448,271
6.50%, 4/15/18-4/1/34	154,643	170,345
7%, 10/1/31	107,831	122,755
8%, 4/1/16	59,562	65,208
9%, 8/1/22-5/1/25	20,279	22,707
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.294%, 3/25/36[3]	114,313	162,672
Series 2461, Cl. PZ, 6.50%, 6/15/32	268,199	298,545
Series 2500, Cl. FD, 0.85%, 3/15/32[3]	31,221	31,382
Series 2526, Cl. FE, 0.75%, 6/15/29[3]	45,613	45,810
Series 2551, Cl. FD, 0.75%, 1/15/33[3]	32,099	32,188
Series 2638, Cl. KG, 4%, 11/1/27	432,562	441,053
Series 2648, Cl. JE, 3%, 2/1/30	199,628	201,700
Series 2663, Cl. BA, 4%, 8/1/16	189,230	193,512
Series 2676, Cl. KB, 5%, 2/1/20	97,150	99,421
Series 2686, Cl. CD, 4.50%, 2/1/17	149,906	153,962
Series 2907, Cl. GC, 5%, 6/1/27	62,387	64,373
Series 2911, Cl. CU, 5%, 2/1/28	177,378	182,993
Series 2929, Cl. PC, 5%, 1/1/28	62,085	63,817
Series 2952, Cl. GJ, 4.50%, 12/1/28	53,557	54,707
Series 3019, Cl. MD, 4.75%, 1/1/31	127,365	131,947
Series 3025, Cl. SJ, 23.468%, 8/15/35[3]	21,416	30,445
Series 3033, Cl. UD, 5.50%, 10/1/30	215,000	224,480
Series 3061, Cl. MB, 5.50%, 5/1/30	85,000	88,904
Series 3094, Cl. HS, 23.101%, 6/15/34[3]	66,224	83,243
Series 3157, Cl. MC, 5.50%, 2/1/26	163,977	164,644
Series 3242, Cl. QA, 5.50%, 3/1/30	131,933	136,349
Series 3279, Cl. PH, 6%, 2/1/27	215,325	216,118
Series 3291, Cl. NA, 5.50%, 10/1/27	148,698	148,215
Series 3306, Cl. PA, 5.50%, 10/1/27	106,917	109,131
Series R001, Cl. AE, 4.375%, 4/1/15	63,487	64,986
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.848%, 4/1/27[5]	111,045	27,273
Series 192, Cl. IO, 11.114%, 2/1/28[5]	30,195	6,728
Series 2130, Cl. SC, 52.016%, 3/15/29[5]	83,926	13,383
Series 224, Cl. IO, 2.644%, 3/1/33[5]	136,608	27,730
Series 243, Cl. 6, 2.265%, 12/15/32[5]	89,668	17,537
Series 2527, Cl. SG, 25.555%, 2/15/32[5]	14,254	472
Series 2531, Cl. ST, 34.861%, 2/15/30[5]	18,907	684
Series 2796, Cl. SD, 66.819%, 7/15/26[5]	124,702	21,160
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	110,217	10,352
Series 2920, Cl. S, 68.535%, 1/15/35[5]	507,969	70,381
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	539,254	65,650
Series 3045, Cl. DI, 36.888%, 10/15/35[5]	913,083	118,618
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	79,071	8,287
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.468%, 6/1/26[6]	28,137	24,994
Federal National Mortgage Assn.:
4.50%, 7/1/25[7]	257,000	271,175
5%, 7/1/25-8/1/40[7]	2,075,000	2,193,017
5.50%, 7/1/25-8/1/40[7]	3,774,000	4,044,108
6%, 11/25/17-3/1/37	692,359	753,604
6%, 7/1/25-6/1/35[7]	1,929,645	2,102,641
6.50%, 5/25/17-10/25/19	379,584	413,844
6.50%, 8/1/39-7/1/40[7]	694,000	759,789
7%, 10/25/35	43,558	48,490
8.50%, 7/1/32	6,327	7,160
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	83,492	93,366
Trust 2002-56, Cl. KW, 6%, 4/25/23	54,244	54,486
Trust 2003-130, Cl. CS, 13.406%, 12/25/33[3]	57,431	65,946
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	735,276
Trust 2004-101, Cl. BG, 5%, 1/25/20	452,000	488,307
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	54,012	55,342
Trust 2004-9, Cl. AB, 4%, 7/1/17	217,266	223,945
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	270,000	296,475
Trust 2005-12, Cl. JC, 5%, 6/1/28	161,743	167,521
Trust 2005-22, Cl. EC, 5%, 10/1/28	93,147	96,556
Trust 2005-30, Cl. CU, 5%, 4/1/29	67,361	70,003
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	275,562
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	59,046	59,081
Trust 2006-46, Cl. SW, 22.926%, 6/25/36[3]	89,258	122,021
Trust 2006-50, Cl. KS, 22.927%, 6/25/36[3]	80,014	105,140
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	177,836	181,320
9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 44.505%, 11/25/31[5]	$243,540	$40,295
Trust 2001-81, Cl. S, 35.997%, 1/25/32[5]	59,449	9,816
Trust 2002-47, Cl. NS, 33.172%, 4/25/32[5]	141,700	23,372
Trust 2002-51, Cl. S, 33.46%, 8/25/32[5]	130,114	21,506
Trust 2002-52, Cl. SD, 38.135%, 9/25/32[5]	157,016	26,755
Trust 2002-77, Cl. SH, 45.102%, 12/18/32[5]	77,977	13,236
Trust 2002-84, Cl. SA, 45.398%, 12/25/32[5]	217,461	34,446
Trust 2003-33, Cl. SP, 51.66%, 5/25/33[5]	244,540	39,788
Trust 2003-4, Cl. S, 43.292%, 2/25/33[5]	145,748	25,478
Trust 2003-89, Cl. XS, 48.082%, 11/25/32[5]	37,695	3,827
Trust 2004-54, Cl. DS, 49.151%, 11/25/30[5]	126,441	19,339
Trust 2004-56, Cl. SE, 15.228%, 10/25/33[5]	132,589	21,095
Trust 2005-40, Cl. SA, 61.685%, 5/25/35[5]	279,585	39,763
Trust 2005-6, Cl. SE, 79.252%, 2/25/35[5]	405,913	53,164
Trust 2005-71, Cl. SA, 68.241%, 8/25/25[5]	354,771	46,588
Trust 2005-87, Cl. SE, 77.632%, 10/25/35[5]	437,448	50,769
Trust 2005-87, Cl. SG, 98.245%, 10/25/35[5]	720,729	87,523
Trust 2006-42, Cl. LI, 20.274%, 6/25/36[5]	480,898	60,741
Trust 2007-88, Cl. XI, 13.126%, 6/25/37[5]	846,313	100,300
Trust 222, Cl. 2, 18.392%, 6/1/23[5]	230,729	45,597
Trust 252, Cl. 2, 25.106%, 11/1/23[5]	192,260	40,582
Trust 319, Cl. 2, 5.095%, 2/1/32[5]	51,808	12,331
Trust 320, Cl. 2, 7.56%, 4/1/32[5]	41,560	9,253
Trust 321, Cl. 2, 0.962%, 4/1/32[5]	537,377	110,237
Trust 331, Cl. 9, 0%, 2/1/33[5,8]	143,641	23,213
Trust 334, Cl. 17, 7.999%, 2/1/33[5]	94,774	16,332
Trust 339, Cl. 12, 0.559%, 7/1/33[5]	144,228	20,892
Trust 339, Cl. 7, 1.617%, 7/1/33[5]	430,998	67,913
Trust 343, Cl. 13, 0%, 9/1/33[5,8]	129,734	19,156
Trust 345, Cl. 9, 2.543%, 1/1/34[5]	228,893	34,517
Trust 351, Cl. 10, 0%, 4/1/34[5,8]	19,278	2,724
Trust 351, Cl. 8, 0%, 4/1/34[5,8]	65,426	8,939
Trust 356, Cl. 10, 0%, 6/1/35[5,8]	56,258	7,528
Trust 356, Cl. 12, 0.479%, 2/1/35[5]	33,613	4,282
Trust 362, Cl. 12, 1.393%, 8/1/35[5]	286,232	45,695
Trust 362, Cl. 13, 1.477%, 8/1/35[5]	157,737	25,141
Trust 364, Cl. 16, 2.206%, 9/1/35[5]	148,498	23,164
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.03%, 9/25/23[6]	77,171	71,940

		20,116,337

GNMA/Guaranteed—3.7%
Government National Mortgage Assn.:
4.50%, 7/1/40[7]	2,745,000	2,859,947
5%, 7/1/40[7]	640,000	681,800
7%, 1/30/24	82,956	93,792
7.50%, 1/30/23-6/30/24	91,504	104,000
8%, 5/30/17	30,592	34,225
8.50%, 8/1/17-12/15/17	28,417	31,214
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.226%, 1/16/27[5]	141,918	22,562
Series 2002-15, Cl. SM, 68.255%, 2/16/32[5]	160,499	27,116
Series 2002-76, Cl. SY, 74.811%, 12/16/26[5]	362,851	61,233
Series 2004-11, Cl. SM, 59.253%, 1/17/30[5]	119,240	23,073

		3,938,962

Non-Agency—4.3%
Commercial—2.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	600,000	530,004
Series 2007-1, Cl. A4, 5.451%, 1/1/17	160,000	162,309
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	250,000	262,065
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.297%, 12/1/49[3]	235,000	197,077
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	135,000	131,404
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	133,127	84,936
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	120,908	112,710
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	112,124	81,835
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.081%, 11/1/37[3]	89,098	70,497
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	57,041	57,876
10 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Commercial Continued
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	$120,000	$121,992
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[2]	180,000	186,209
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.887%, 5/25/35[3]	142,613	104,848
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	190,000	178,707
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	95,000	95,001
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	145,000	145,658
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	250,793	241,502
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.60%, 6/17/11[3,4]	115,000	113,994
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	120,000	120,768
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.866%, 2/1/35[3]	83,376	75,701

		3,075,093

Manufactured Housing—0.4%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.807%, 3/25/36[3]	558,587	470,270
Multifamily—0.4%
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	150,000	156,447
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.043%, 3/25/36[3]	283,629	254,633

		411,080

Other—0.1%
Greenwich Capital Commercial Mortgage 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	145,000	145,552
Residential—0.5%
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.297%, 12/1/49[3]	160,000	164,695
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	140,127	107,340
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	81,315	81,836
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.998%, 9/1/34[3]	139,364	132,470

		486,341

Total Mortgage-Backed Obligations (Cost $27,873,911)		28,643,635

U.S. Government Obligations—0.7%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	185,000	193,009
5%, 2/16/17	65,000	74,336
5.25%, 4/18/16	105,000	120,773
Federal National Mortgage Assn. Nts.:
2.375%, 7/28/15	170,000	172,051
4.875%, 12/15/16	55,000	62,288
5%, 3/15/16	70,000	79,740

Total U.S. Government Obligations (Cost $683,160)		702,197

Non-Convertible Corporate Bonds and Notes—15.4%
Consumer Discretionary—2.5%
Auto Components—0.1%
Lear Corp., 8.125% Sr. Unsec. Nts., 3/15/20	115,000	115,863
Automobiles—0.3%
DaimlerChrysler North America Holding Corp./Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	100,000	112,017
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	200,000	202,481

		314,498
11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited/Continued

	Principal
	Amount	Value

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	$110,000	$109,725
Hotels, Restaurants & Leisure—0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	107,000	111,809
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	130,000	136,950

		248,759

Household Durables—0.2%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	165,000	183,880
Leisure Equipment & Products—0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	110,000	117,893
6.125% Sr. Unsec. Nts., 6/15/11	100,000	103,990

		221,883

Media—1.0%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	98,000	123,575
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	65,000	89,941
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	197,000	214,245
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	90,000	94,050
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	90,000	94,409
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	100,000	109,500
Time Warner Cable, Inc., 6.75% Sr. Unsec. Unsub. Nts., 6/15/39	15,000	16,662
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	72,000	83,867
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	40,000	49,884
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	65,000	75,541
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18[2]	110,000	108,625

		1,060,299

Multiline Retail—0.1%
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37	110,000	110,550
Specialty Retail—0.3%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20	114,000	115,425
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	149,000	155,744

		271,169

Consumer Staples—0.8%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[2]	160,000	194,642
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	100,000	107,000

		301,642

Food & Staples Retailing—0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	55,000	75,461
Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	45,000	47,581
8.50% Sr. Unsec. Nts., 6/15/19	50,000	59,845
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	95,000	100,633

		208,059

Tobacco—0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	160,000	203,049
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	66,000	68,255

		271,304

Energy—1.7%
Energy Equipment & Services—0.2%
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	125,000	134,314
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	75,000	68,245
Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts., Series B, 11/15/11	19,000	20,093

		222,652

Oil, Gas & Consumable Fuels—1.5%
DCP Midstream LLC, 9.75% Sr. Unsec. Unsub. Nts., 3/15/19[2]	43,000	55,434
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	95,000	95,699
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	110,000	115,775
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	45,000	46,203
12 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	$110,000	$113,328
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	195,000	208,791
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	38,000	39,840
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	100,000	101,250
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[2]	75,000	81,536
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	60,000	64,311
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	95,000	91,952
5.625% Sr. Unsec. Unsub. Nts., 4/15/20[2]	75,000	71,518
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	114,000	121,695
Williams Cos., Inc. (The) Credit Linked Certificates Trust V, 6.375% Sr. Unsec. Nts., 10/1/10[2]	80,000	80,699
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	102,000	116,026
Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	164,000	167,495

		1,571,552

Financials—5.3%
Capital Markets—0.6%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	170,000	175,853
Discover Bank, 7% Sub. Nts., 4/15/20	116,000	117,417
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	115,000	103,604
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	123,000	121,856
Morgan Stanley, 5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	100,000	99,382

		618,112

Commercial Banks—1.6%
Barclays Bank plc, 6.278% Perpetual Bonds[9]	250,000	188,125
City National Capital Trust I, 9.625% Jr. Sub. Bonds, 2/1/40	112,000	118,342
Comerica Capital Trust II, 6.576% Bonds, 2/20/37[3]	134,000	113,900
Fifth Third Bancorp, 8.25% Sub. Nts., 3/1/38	55,000	61,914
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	170,000	141,525
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	170,000	144,500
Key Bank NA, 5.80% Unsec. Sub. Nts., 7/1/14	70,000	74,825
Lloyds TSB Bank plc, 5.80% Nts., 1/13/20[2]	205,000	194,024
Regions Financial Corp., 5.75% Sr. Unsec. Unsub. Nts., 6/15/15	210,000	208,982
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	105,000	109,938
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	330,000	341,550

		1,697,625

Consumer Finance—0.3%
Capital One Capital IV:
6.745% Sub. Bonds, 2/17/37[3]	130,000	109,850
8.875% Jr. Sub. Nts., 5/15/40	70,000	73,539
SLM Corp., 8% Sr. Nts., 3/25/20	113,000	99,477

		282,866

Diversified Financial Services—0.9%
Citigroup, Inc., 6.01% Sr. Unsec. Nts., 1/15/15	350,000	367,617
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	390,000	403,299
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	243,000	260,980

		1,031,896

Insurance—1.6%
American International Group, Inc., 5.05% Sr. Unsec. Nts., 10/1/15	225,000	207,844
AXA SA, 6.463% Jr. Unsec. Sub. Perpetual Bonds[2,9]	35,000	27,606
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	155,000	164,783
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	185,000	197,628
Hartford Financial Services Group, Inc. (The):
5.25% Sr. Unsec. Nts., 10/15/11	113,000	117,010
6.625% Sr. Unsec. Unsub. Nts., 3/30/40	80,000	74,608
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	150,000	148,743
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	220,000	167,200
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	102,000	102,739
13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Insurance Continued
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[2]	$101,000	$101,535
Prudential Financial, Inc., 6.625% Sr. Unsec. Bonds, 6/21/40	75,000	76,678
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,9]	220,000	181,500
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[2]	123,000	109,165

		1,677,039

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	45,000	47,271
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	57,000	58,922
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	115,000	118,658
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	43,000	44,844
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14	95,000	100,946

		370,641

Health Care—0.7%
Biotechnology—0.1%
Genzyme Corp., 5% Sr. Nts., 6/15/20[2]	110,000	113,610
Health Care Equipment & Supplies—0.0%
Covidien International Finance SA, 2.80% Sr. Unsec. Nts., 6/15/15	47,000	47,542
Health Care Providers & Services—0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19	105,000	111,825
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	95,000	96,867

		208,692

Life Sciences Tools & Services—0.4%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	190,000	195,704
Life Technologies Corp., 6% Sr. Nts., 3/1/20	187,000	203,028

		398,732

Industrials—1.2%
Aerospace & Defense—0.3%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	116,000	114,260
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub. Nts., 7/15/39[2]	151,000	162,475

		276,735

Commercial Services & Supplies—0.4%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	85,000	101,948
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	107,000	111,548
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	105,000	108,115
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	70,000	73,857

		395,468

Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	109,000	121,142
Industrial Conglomerates—0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	95,000	98,887
5.50% Sr. Unsec. Nts., 1/8/20	116,000	122,902
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	94,000	113,210

		334,999

Machinery—0.1%
Pall Corp., 5% Nts., 6/15/20	37,000	38,484
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	115,000	118,738

		157,222

Information Technology—0.3%
Communications Equipment—0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	100,000	107,377
Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	174,000	187,585
Materials—1.0%
Chemicals—0.2%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	100,000	110,000
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	114,000	116,280

		226,280

Containers & Packaging—0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	110,000	115,638
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17[2]	105,000	109,960

		225,598
14 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	$160,000	$176,229
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19	165,000	202,479
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	19,000	20,405
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	110,000	115,689
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	60,000	63,329
6% Sr. Unsec. Unsub. Nts., 10/15/15	74,000	80,202

		658,333

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	105,000	114,580
British Telecommunications plc, 9.625% Bonds, 12/15/30	71,000	86,997
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	105,000	114,296
New Communications Holdings, Inc., 8.25% Sr. Nts., 4/15/17[2]	115,000	116,006
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	106,000	113,950
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	196,000	197,462
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	95,000	96,193
Telus Corp., 8% Nts., 6/1/11	105,000	111,342
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	69,000	76,467
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	120,000	121,500

		1,148,793

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	83,000	92,960
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	41,000	43,769

		136,729

Utilities—0.7%
Electric Utilities—0.3%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	80,000	87,438
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	70,000	69,615
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	115,000	145,957

		303,010

Energy Traders—0.1%
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	136,000	154,300
Multi-Utilities—0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	110,000	105,299
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	140,000	179,695
Sempra Energy, 9.80% Sr. Unsec. Nts., 2/15/19	55,000	73,211

		358,205

Total Non-Convertible Corporate Bonds and Notes (Cost $16,067,554)		16,525,827

	Shares

Investment Companies—0.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[10,11]	110,452	110,452
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[10,12]	677,626	677,626

Total Investment Companies (Cost $788,078)		788,078

Total Investments, at Value (Cost $120,674,729)	111.6%	119,440,398
Liabilities in Excess of Other Assets	(11.6)	(12,394,206)

Net Assets	100.0%	$107,046,192

15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,771,762 or 3.52% of the Fund’s net assets as of June 30, 2010.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $185,346, which represents 0.17% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31	2/5/01	$71,325	$71,352	$27
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.60%, 6/17/11	1/11/10	113,667	113,994	327

		$184,992	$185,346	$354

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,757,536 or 1.64% of the Fund’s net assets as of June 30, 2010.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $96,934 or 0.09% of the Fund’s net assets as of June 30, 2010.

7.	When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See Note 1 of accompanying Notes.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Rate shown is the 7-day yield as of June 30, 2010.

11.	Interest rate is less than 0.0005%.

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	2,501,190	21,066,173	22,889,737	677,626

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$677,626	$1,417
16 | TOTAL RETURN PORTFOLIO

Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,351,262	$—	$—	$6,351,262
Consumer Staples	9,318,664	—	—	9,318,664
Energy	7,745,148	—	—	7,745,148
Financials	11,634,237	—	—	11,634,237
Health Care	6,842,512	—	—	6,842,512
Industrials	9,686,015	—	—	9,686,015
Information Technology	7,577,968	—	—	7,577,968
Materials	2,537,124	—	—	2,537,124
Telecommunication Services	4,333,693	—	—	4,333,693
Utilities	1,639,988	—	—	1,639,988
Asset-Backed Securities	—	5,042,698	71,352	5,114,050
Mortgage-Backed Obligations	—	28,643,635	—	28,643,635
U.S. Government Obligations	—	702,197	—	702,197
Non-Convertible Corporate Bonds and Notes	—	16,525,827	—	16,525,827
Investment Companies	788,078	—	—	788,078

Total Investments, at Value	68,454,689	50,914,357	71,352	119,440,398

Other Financial Instruments:
Appreciated swaps, at value	—	6,778	—	6,778
Futures margins	16,120	—	—	16,120

Total Assets	$68,470,809	$50,921,135	$71,352	$119,463,296

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(8,759)	$—	$(8,759)
Futures margins	(189)	—	—	(189)

Total Liabilities	$(189)	$(8,759)	$—	$(8,948)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
17 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of June 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	35	9/21/10	$4,462,500	$117,576
U.S. Treasury Nts., 2 yr.	Sell	25	9/30/10	5,470,703	(13,045)
U.S. Treasury Nts., 5 yr.	Sell	6	9/30/10	710,109	(10,122)
U.S. Treasury Nts., 10 yr.	Buy	16	9/21/10	1,960,750	19,533

					$113,942

Credit Default Swap Contracts as of June 30, 2010 are as follows:

	Buy/Sell	Notional				Unrealized
Reference Entity	Credit	Amount	Pay/Receive	Termination		Appreciation
Swap Counterparty	Protection	(000s)	Fixed Rate	Date	Value	(Depreciation)

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$240	0.70%	3/20/17	$2,876	$2,876
Morgan Stanley Capital Services, Inc.	Buy	240	0.63	3/20/17	3,902	3,902

	Total	480			6,778	6,778

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	240	1.17	3/20/17	(3,863)	(3,863)
Morgan Stanley Capital Services, Inc.	Sell	240	1.10	3/20/17	(4,896)	(4,896)

	Total	480			(8,759)	(8,759)

			Grand Total Buys		6,778	6,778
			Grand Total Sells		(8,759)	(8,759)

			Total Credit Default Swaps		$(1,981)	$(1,981)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on which	Payments for Selling Credit		Reference Asset
the Fund Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$480,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Swap Summary as of June 30, 2010 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)	Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$480	$6,778
	Credit Default Sell Protection	480	(8,759)

		Total Swaps	$(1,981)

See accompanying Notes to Financial Statements.
18 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $119,997,103)	$118,762,772
Affiliated companies (cost $677,626)	677,626

119,440,398
Cash used for collateral on futures	110,946
Appreciated swaps, at value (upfront payments $0)	6,778
Receivables and other assets:
Investments sold (including $10,065,899 sold on a when-issued or delayed delivery basis)	10,745,691
Interest, dividends and principal paydowns	451,380
Futures margins	16,120
Shares of capital stock sold	210
Other	9,115

Total assets	130,780,638

Liabilities
Depreciated swaps, at value (upfront payments $0)	8,759
Payables and other liabilities:
Investments purchased (including $22,881,574 purchased on a when-issued or delayed delivery basis)	23,593,832
Shares of capital stock redeemed	84,886
Shareholder communications	10,958
Transfer and shareholder servicing agent fees	9,121
Directors’ compensation	6,887
Futures margins	189
Other	19,814

Total liabilities	23,734,446

Net Assets	$107,046,192

Composition of Net Assets
Par value of shares of capital stock	$99,334
Additional paid-in capital	219,047,706
Accumulated net investment income	1,514,012
Accumulated net realized loss on investments	(112,492,490)
Net unrealized depreciation on investments	(1,122,370)

Net Assets—applicable to 99,333,612 shares of capital stock outstanding	$107,046,192

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.08
See accompanying Notes to Financial Statements.
19 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Interest (net of foreign withholding taxes of $88)	$1,161,377
Dividends:
Unaffiliated companies	778,247
Affiliated companies	1,417

Total investment income	1,941,041

Expenses
Management fees	352,359
Transfer and shareholder servicing agent fees	56,377
Legal, auditing and other professional fees	19,246
Shareholder communications	8,267
Accounting service fees	7,500
Directors’ compensation	6,599
Custodian fees and expenses	3,742
Other	7,518

Total expenses	461,608
Less waivers and reimbursements of expenses	(35,775)

Net expenses	425,833

Net Investment Income	1,515,208

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	5,701,755
Closing and expiration of futures contracts	207,779
Swap contracts	1,141

Net realized gain	5,910,675
Net change in unrealized appreciation/depreciation on:
Investments	(6,873,980)
Futures contracts	276,964
Swap contracts	13,507

Net change in unrealized appreciation/depreciation	(6,583,509)

Net Increase in Net Assets Resulting from Operations	$842,374

See accompanying Notes to Financial Statements.
20 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$1,515,208	$3,792,920
Net realized gain (loss)	5,910,675	(18,212,763)
Net change in unrealized appreciation/depreciation	(6,583,509)	32,983,849

Net increase in net assets resulting from operations	842,374	18,564,006

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,974,658)	—

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(4,288,621)	(16,420,442)

Net Assets
Total increase (decrease)	(5,420,905)	2,143,564
Beginning of period	112,467,097	110,323,533

End of period (including accumulated net investment income of $1,514,012 and $1,973,462, respectively)	$107,046,192	$112,467,097

See accompanying Notes to Financial Statements.
21 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.09	$0.91	$1.53	$1.49	$1.37	$1.34

Income (loss) from investment operations:
Net investment income[1]	.01	.03	.05	.04	.04	.03
Net realized and unrealized gain (loss)	— [2]	.15	(.63)	.04	.12	.03

Total from investment operations	.01	.18	(.58)	.08	.16	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.04)	(.04)	(.04)	(.03)

Net asset value, end of period	$1.08	$1.09	$0.91	$1.53	$1.49	$1.37

Total Return, at Net Asset Value[3]	0.83%	19.78%	(38.65)%	5.82%	11.70%	4.78%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$107	$112	$110	$216	$240	$261

Average net assets (in millions)	$114	$103	$170	$231	$247	$277

Ratios to average net assets:[4]
Net investment income	2.69%	3.67%	3.82%	2.84%	2.74%	2.34%
Total expenses	0.82%[5]	0.79%[5]	0.68%[5]	0.68%[5]	0.66%[5]	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.70%	0.68%	0.68%	0.66%	0.68%

Portfolio turnover rate[6]	56%	144%	121%	107%	151%	149%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.82%
Year Ended December 31, 2009	0.79%
Year Ended December 31, 2008	0.68%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.66%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$102,370,484	$105,006,820
Year Ended December 31, 2009	$220,453,679	$226,017,815
Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
Year Ended December 31, 2006	$299,867,320	$323,936,795
Year Ended December 31, 2005	$557,799,525	$563,615,189
See accompanying Notes to Financial Statements.
22 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Total Return Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in
23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$22,881,574
Sold securities	10,065,899
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in
24 | TOTAL RETURN PORTFOLIO

IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October losses of $1,694,616 and unused capital loss carryforwards as follows:

Expiring

2010	$70,023,891
2016	13,978,418
2017	32,858,209

Total	$116,860,518

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $112,644,459 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $5,910,675 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$120,685,894
Federal tax cost of other investments	128,496

Total federal tax cost	$120,814,390

Gross unrealized appreciation	$5,652,370
Gross unrealized depreciation	(6,785,905)

Net unrealized depreciation	$(1,133,535)

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the
26 | TOTAL RETURN PORTFOLIO

normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Sold	1,397,506	$1,577,666	1,339,136	$1,237,558
Dividends and/or distributions reinvested	1,778,971	1,974,658	—	—
Redeemed	(7,017,437)	(7,840,945)	(19,543,652)	(17,658,000)

Net decrease	(3,840,960)	$(4,288,621)	(18,204,516)	$(16,420,442)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$57,996,847	$58,205,621
U.S. government and government agency obligations	1,145,541	1,254,099
To Be Announced (TBA) mortgage-related securities	102,370,484	105,006,820
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of its daily net assets. For the six months ended June 30, 2010, the Fund paid $56,823 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $35,064 as a result of these voluntary arrangements.
27 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $711 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
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Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $6,778, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of June 30, 2010 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,981 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of June 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets			Statement of Assets
Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$6,778		Depreciated swaps, at value	$8,759
Interest rate contracts	Futures margins	16,120	*	Futures margins	189	*

Total		$22,898			$8,948

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not	Closing and
Accounted for as	expiration of futures
Hedging Instruments	contracts	Swap contracts	Total

Credit contracts	$—	$1,141	$1,141
Interest rate contracts	207,779	—	207,779

Total	$207,779	$1,141	$208,920

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivative
Derivatives Not
Accounted for as
Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$13,507	$13,507
Interest rate contracts	276,964	—	276,964

Total	$276,964	$13,507	$290,471

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
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     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

31 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an

32 | TOTAL RETURN PORTFOLIO

award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

33 | TOTAL RETURN PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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35 | TOTAL RETURN PORTFOLIO

TOTAL RETURN PORTFOLIO
A Series of Panorama Series Fund, Inc.

Directors and Officers	William L. Armstrong, Chairman of the Board of Directors and Director
George C. Bowen, Director
Edward L. Cameron, Director
Jon S. Fossel, Director
Sam Freedman, Director
Richard F. Grabish, Director
Beverly L. Hamilton, Director
Robert J. Malone, Director
F. William Marshall, Jr., Director
William F. Glavin, Jr., President and Principal Executive Officer
David Schmidt, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer International Growth Semiannual Fund/VA Report A Series of Panorama Series Fund, Inc. SEMIANNUAL REPORT Fund Performance Discussion Listing of Holdings Listing of Investments Financial Statements

OPPENHEIMER INTERNATIONAL GROWTH FUND/ VA
Fund Objective. The Fund seeks long-term capital appreciation.
Portfolio Manager: George R. Evans
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–7.95%
Service Shares	–7.84
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	14.20%	4.79%	0.18%

			Since
			Inception
	1-Year	5-Year	(3/19/01)

Service Shares	14.20%	4.47%	3.66%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross	Net
	Expense Ratios	Expense Ratios

Non-Service Shares	1.09%	1.01%
Service Shares	1.35	1.27
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Regional Allocation
Europe 69.2% Asia 22.2 United States/Canada 4.2 Latin America 2.8 Middle East/Africa 1.6
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Autonomy Corp. plc	3.2%
Telefonaktiebolaget LM Ericsson, B Shares	2.5
Nidec Corp.	2.2
Capita Group plc	2.2
Aggreko plc	2.2
Infosys Technologies Ltd.	2.1
DiaSorin SpA	1.6
ICAP plc	1.5
Aalberts Industries NV	1.5
Roche Holding AG	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
The Fund’s Non-Service shares lost 7.95% for the 6 months ended June 30, 2010, outperforming its benchmark, the MSCI EAFE Index, which lost 13.23%.
     Overall, the recovery from the global financial crisis continued during the reporting period. Consumer demand improved, consumer and business confidence rose and stock markets moved higher. As of the end of the reporting period, real 2010 Gross Domestic Product (“GDP”) growth forecasts were elevated for the United States and the euro zone. Corporate profitability improved following cost cutting measures undertaken during the crisis. In the latter half of the reporting period, however, investors became preoccupied with sovereign risk, as Greece and other countries of Europe with high debt to GDP ratios raised the specter of default. The euro weakened and investors fled traditionally riskier asset classes. European equity markets, as measured by the MSCI Europe Index, fell by 16.72% over the reporting period.
     The mood was not helped by measures undertaken by the Chinese government to cool its overheating economy, which has been a key driver of the global recovery. After April’s report of a record increase in property prices, the Chinese government announced measures to deflate the Chinese real estate market with requirements for larger down payments and higher taxes on capital gains.
     Aggreko plc contributed most positively to Fund performance over the reporting period, as its stock price rose substantially for the Fund. Aggreko is a global leader in leasing large mobile generation equipment, which is used by governments, utilities and mining companies to provide electricity. During the reporting period, the company released a very positive trading update and also announced it had signed a contract to provide temporary power and temperature control for broadcast and technical services for the World Cup.
     Telefonaktiebolaget LM Ericsson (“Ericsson”), the Swedish wireless equipment manufacturer, was the second largest contributor to Fund performance during the period. The company continued to benefit from increased market share in its industry and its stock price rose for the Fund during the period. Autonomy Corp. plc, the largest holding in the Fund at period end, was the third largest positive contributor to Fund performance. The company develops search software that can perform searches on unstructured information, or computerized data that is not easily sortable by a computer program.
     On the losing side, the three worst performers for the Fund were Sonic Healthcare Ltd., QBE Insurance Group Ltd., and Alstom. Sonic Healthcare is a medical diagnostics company based in Australia which fell considerably for the Fund over the reporting period. In late May 2010, the company announced that full year profits may be as much as 20% less than forecasted. The company has a large stake in pathology testing in Australia, which has been affected by cuts in government health care subsidies.
     QBE Insurance Group Ltd., based in Australia, underwrites most forms of commercial and industrial insurance policies. The company has operations in Europe, Asia, the Americas and Australia. The Fund’s overweight exposure to the stock, which was hit hard during the volatile market environment, hurt performance during the period.
     Alstom, a French manufacturer of power generation equipment, provided disappointing results and fell substantially for the Fund during the period. The company finalized its acquisition of Areva’s transmission assets but suffered from the euro crisis and continuing energy policy uncertainty in the United States.
     During the reporting period, the positioning of the Fund did not change appreciably. The Fund remained structurally overweight in the information technology, industrials and health care sectors compared with the MSCI EAFE Index. The Fund was structurally underweight financials, energy, materials, utilities and telecommunication services at period end. Over the course of the reporting period, the Fund’s cash position averaged approximately 4% and ended the period at approximately 3%. We do not anticipate any major changes to the Fund’s thematic, long-term investment process.
3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
     We do not invest for the near term and remain agnostic about the short-term outlook for equity markets. Near-term volatility may provide the Fund with opportunities to add to or initiate new positions in companies that fit our long-term investment criteria. These criteria generally include thematic growth drivers for earnings, unique business models and favorable competitive landscapes. Our patience and long-term outlook allow us to capitalize on these opportunities.
It is important to remember that investing in foreign securities may involve special risks (such as currency fluctuations and political uncertainties) and may have greater expense and volatility. Investments in emerging and developing markets may also be especially volatile.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$920.50	$4.77
Service shares	1,000.00	921.60	5.97

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,019.84	5.02
Service shares	1,000.00	1,018.60	6.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	1.00%
Service shares	1.25
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—96.5%
Consumer Discretionary—11.9%
Automobiles—1.2%
Bayerische Motoren Werke (BMW) AG	21,675	$1,050,477
Honda Motor Co. Ltd.	116,720	3,389,726

		4,440,203

Diversified Consumer Services—0.7%
Benesse Holdings, Inc.	17,900	816,903
Dignity plc	193,580	1,865,749

		2,682,652

Hotels, Restaurants & Leisure—1.1%
Carnival Corp.	85,800	2,594,592
William Hill plc	686,657	1,731,807

		4,326,399

Household Durables—0.7%
SEB SA	40,778	2,618,354
Media—1.7%
British Sky Broadcasting Group plc	87,038	907,817
Grupo Televisa SA, Sponsored GDR	97,300	1,693,993
Vivendi SA	80,960	1,637,893
Zee Entertainment Enterprises Ltd.	376,800	2,449,409

		6,689,112

Multiline Retail—0.3%
Pinault-Printemps-Redoute SA	10,330	1,274,766
Specialty Retail—1.6%
Hennes & Mauritz AB, Cl. B	47,000	1,292,384
Industria de Diseno Textil SA	88,100	4,996,630

		6,289,014

Textiles, Apparel & Luxury Goods—4.6%
Burberry Group plc	482,094	5,436,285
Compagnie Financiere Richemont SA, Cl. A	70,943	2,468,149
Luxottica Group SpA	96,900	2,334,636
LVMH Moet Hennessy Louis Vuitton SA	40,140	4,372,366
Swatch Group AG (The), Cl. B	12,020	3,363,949

		17,975,385

Consumer Staples—7.8%
Beverages—2.4%
C&C Group plc	1,116,844	4,393,301
Diageo plc	24,400	382,325
Heineken NV	41,100	1,742,207
Pernod-Ricard SA	36,310	2,808,833

		9,326,666

Food & Staples Retailing—0.8%
Shoppers Drug Mart Corp.	35,900	1,110,167
Woolworths Ltd.	93,613	2,122,165

		3,232,332

Food Products—3.6%
Aryzta AG	66,159	2,538,737
Barry Callebaut AG	7,982	4,948,793
Nestle SA	51,133	2,467,166
Unilever plc	150,137	4,001,330

		13,956,026

Household Products—0.6%
Reckitt Benckiser Group plc	50,797	2,349,694
Personal Products—0.4%
L’Oreal SA	13,540	1,323,075
Energy—3.1%
Energy Equipment & Services—1.5%
Saipem SpA	44,200	1,343,278
Schoeller-Bleckmann Oilfield Equipment AG	30,200	1,371,985
Technip SA	52,490	2,988,681

		5,703,944

Oil, Gas & Consumable Fuels—1.6%
BG Group plc	371,100	5,493,423
Tsakos Energy Navigation Ltd.	69,000	977,730

		6,471,153

Financials—10.0%
Capital Markets—6.4%
3i Group plc	472,673	1,862,890
BinckBank NV	344,500	4,292,253
Collins Stewart plc	1,815,409	2,039,955
Credit Suisse Group AG	93,633	3,519,080
Deutsche Bank AG	62,407	3,521,587
ICAP plc	999,828	5,993,175
Swissquote Group Holding SA	29,936	1,188,719
Tullett Prebon plc	558,070	2,619,239

		25,036,898

Commercial Banks—0.5%
ICICI Bank Ltd., Sponsored ADR	50,325	1,818,746
Insurance—2.4%
AMP Ltd.	281,668	1,224,747
Prudential plc	453,735	3,400,788
QBE Insurance Group Ltd.	300,201	4,568,556

		9,194,091
6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Real Estate Management & Development—0.4%
Solidere, GDR[1,2]	66,720	$1,467,716
Solidere, GDR[2]	10,080	221,741

		1,689,457

Thrifts & Mortgage Finance—0.3%
Housing Development Finance
Corp. Ltd.	19,300	1,212,333
Health Care—14.2%
Biotechnology—2.0%
CSL Ltd.	183,400	5,001,918
Grifols SA	284,900	2,909,241
Marshall Edwards, Inc.[3,4]	63,790	79,738
Marshall Edwards, Inc., Legend Shares[3,4]	7,500	9,375

		8,000,272

Health Care Equipment & Supplies—7.5%
DiaSorin SpA	169,523	6,186,448
Essilor International SA	51,890	3,089,557
Nobel Biocare Holding AG	28,463	486,469
Smith & Nephew plc	232,846	2,192,271
Sonova Holding AG	30,883	3,787,181
Straumann Holding AG	11,781	2,548,925
Synthes, Inc.	47,639	5,477,916
Terumo Corp.	58,000	2,775,613
William Demant Holding AS4	35,000	2,555,866

		29,100,246

Health Care Providers & Services—1.2%
Sonic Healthcare Ltd.	547,758	4,771,385
Health Care Technology—0.0%
Ortivus AB, Cl. B4	279,600	157,341
Life Sciences Tools & Services—0.4%
BTG plc[4]	457,454	1,353,579
Tyrian Diagnostics Ltd.[4]	9,315,698	69,460

		1,423,039

Pharmaceuticals—3.1%
Astellas Pharma, Inc.	26,200	876,195
Novogen Ltd.[4]	1,154,071	157,485
Roche Holding AG	41,147	5,650,455
Sanofi-Aventis SA	34,905	2,104,877
Shionogi & Co. Ltd.	81,200	1,679,900
Takeda Pharmaceutical Co. Ltd.	35,100	1,502,176

		11,971,088

Industrials—22.5%
Aerospace & Defense—1.5%
Empresa Brasileira de Aeronautica SA	536,126	2,792,014
European Aeronautic Defense & Space Co.[4]	143,510	2,928,359

		5,720,373
Air Freight & Logistics—0.2%
Toll Holdings Ltd.	157,403	718,772
Commercial Services & Supplies—3.8%
Aggreko plc	406,120	8,478,271
De La Rue plc	123,200	1,733,335
Prosegur Compania de Seguridad SA	105,800	4,502,348

		14,713,954

Construction & Engineering—3.1%
Koninklijke Boskalis Westminster NV	80,031	3,116,215
Leighton Holdings Ltd.	50,480	1,216,504
Maire Tecnimont SpA	763,200	2,428,698
Outotec OYJ	38,500	1,200,574
Trevi Finanziaria SpA	232,400	3,328,377
Vinci SA	21,603	889,571

		12,179,939

Electrical Equipment—4.8%
ABB Ltd.	306,132	5,319,667
Alstom	74,770	3,371,728
Ceres Power Holdings plc[4]	997,552	1,121,557
Nidec Corp.	103,600	8,676,915

		18,489,867

Industrial Conglomerates—1.6%
Koninklijke (Royal) Philips Electronics NV	102,300	3,049,301
Siemens AG	37,267	3,342,125

		6,391,426

Machinery—2.3%
Aalberts Industries NV	455,084	5,866,668
Demag Cranes AG4	37,487	1,146,027
Vallourec SA	11,560	1,973,775

		8,986,470

Professional Services—3.1%
Capita Group plc	780,216	8,560,188
Experian plc	417,535	3,615,185

		12,175,373

Trading Companies & Distributors—2.1%
Brenntag AG4	32,118	2,033,785
Bunzl plc	535,007	5,335,260
Wolseley plc[4]	42,182	824,679

		8,193,724
7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Information Technology—19.4%
Communications Equipment—2.5%
Telefonaktiebolaget LM Ericsson, B Shares	882,580	$9,826,465
Computers & Peripherals—0.6%
Gemalto NV	58,080	2,172,758
Electronic Equipment & Instruments—3.9%
Hoya Corp.	164,193	3,486,460
Ibiden Co. Ltd.	54,121	1,459,076
Keyence Corp.	21,579	4,964,004
Nippon Electric Glass Co. Ltd.	155,000	1,763,930
Omron Corp.	69,986	1,513,562
Phoenix Mecano AG	4,246	2,123,295

		15,310,327

Internet Software & Services—1.9%
United Internet AG	155,906	1,722,286
Yahoo! Japan Corp.	13,842	5,501,299

		7,223,585

IT Services—2.1%
Infosys Technologies Ltd.	138,564	8,280,780
Office Electronics—0.9%
Canon, Inc.	97,650	3,640,693
Semiconductors & Semiconductor Equipment—0.4%
ARM Holdings plc	366,370	1,519,015
Software—7.1%
Autonomy Corp. plc[4]	467,040	12,604,556
Compugroup Medical AG	105,267	1,081,299
Nintendo Co. Ltd.	13,200	3,845,111
Sage Group plc (The)	390,540	1,336,387
SAP AG	63,833	2,833,008
Square Enix Holdings Co. Ltd.	32,794	602,918
Temenos Group AG4	220,916	5,314,974

		27,618,253

Materials—5.8%
Chemicals—1.6%
Filtrona plc	1,158,620	3,717,967
Sika AG	1,414	2,499,032

		6,216,999

Construction Materials—0.5%
James Hardie Industries SE, CDI[4]	379,600	1,977,035
Metals & Mining—3.7%
Impala Platinum Holdings Ltd.	208,600	4,835,781
Rio Tinto plc	94,367	4,129,477
Vale SA, Sponsored ADR, Preference	252,800	5,313,856

		14,279,114

Telecommunication Services—1.5%
Diversified Telecommunication Services—1.1%
BT Group plc	2,233,045	4,264,312
Wireless Telecommunication Services—0.4%
KDDI Corp.	375	1,781,287
Utilities—0.3%
Electric Utilities—0.3%
Fortum OYJ	46,800	1,030,266

Total Common Stocks (Cost $304,436,231)		375,744,458

	Units

Rights, Warrants and Certificates—0.0%
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[3,4]	7,500	1,504
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10[3,4]	89,460	—
Tyrian Diagnostics Ltd. Rts., Strike Price 0.03AUD, Exp. 12/31/10[4]	1,164,462	463

Total Rights, Warrants and Certificates (Cost $0)		1,967

	Shares

Investment Companies—3.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[5,6]	153,844	153,844
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[5,7]	12,220,910	12,220,910

Total Investment Companies (Cost $12,374,754)		12,374,754

Total Investments, at Value (Cost $316,810,985)	99.7%	388,121,179
Other Assets Net of Liabilities	0.3	1,080,180

Net Assets	100.0%	$389,201,359

Strike price is reported in U.S. Dollars (USD), except for those denoted in the following currency:
AUD   Australian Dollar
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,467,716 or 0.38% of the Fund’s net assets as of June 30, 2010.

2.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $90,617, which represents 0.02% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Marshall Edwards, Inc.	12/28/05-6/25/10	$2,615,143	$79,738	$(2,535,405)
Marshall Edwards, Inc., Legend Shares	7/7/06-8/3/07	225,000	9,375	(215,625)
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	—	1,504	1,504
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	7/7/06	—	—	—

		$2,840,143	$90,617	$(2,749,526)

4.	Non-income producing security.

5.	Rate shown is the 7-day yield as of June 30, 2010.

6.	Interest rate is less than 0.0005%.

7.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	11,219,823	33,071,556	32,070,469	12,220,910

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$12,220,910	$13,322
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$5,105,488	$41,190,397	$—	$46,295,885
Consumer Staples	1,110,167	29,077,626	—	30,187,793
Energy	977,730	11,197,367	—	12,175,097
Financials	3,007,465	35,944,060	—	38,951,525
Health Care	79,738	55,343,633	—	55,423,371
Industrials	9,561,946	78,007,952	—	87,569,898
Information Technology	4,723,609	70,868,267	—	75,591,876
Materials	5,313,856	17,159,292	—	22,473,148
Telecommunication Services	—	6,045,599	—	6,045,599
Utilities	—	1,030,266	—	1,030,266
Rights, Warrants and Certificates	—	1,967	—	1,967
Investment Companies	12,374,754	—	—	12,374,754

Total Assets	$42,254,753	$345,866,426	$—	$388,121,179

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into		Transfers out	Transfers into		Transfers out
	Level 1	*	of Level 1 **	Level 2	**	of Level 2 *

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—		$(6,455,362)	$6,455,362		$—
Consumer Staples	—		(20,617,939)	20,617,939		—
Financials	—		(15,431,111)	15,431,111		—
Health Care	—		(25,542,436)	25,542,436		—
Industrials	5,475,148		(11,760,387)	11,760,387		(5,475,148)
Information Technology	—		(36,161,987)	36,161,987		—

Total Assets	$5,475,148		$(115,969,222)	$115,969,222		$(5,475,148)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$91,125,854	23.5%
Switzerland	53,702,507	13.8
Japan	48,275,768	12.4
France	33,554,593	8.6
Australia	23,980,932	6.2
The Netherlands	18,066,644	4.7
Germany	16,730,594	4.3
Italy	15,621,437	4.0
United States	15,059,963	3.9
India	13,761,268	3.6
Spain	12,408,219	3.2
Sweden	11,276,190	2.9
Brazil	8,105,870	2.1
Ireland	6,370,336	1.6
South Africa	4,835,781	1.2
Jersey, Channel Islands	3,615,185	0.9
Denmark	2,555,866	0.7
Finland	2,230,840	0.6
Mexico	1,693,993	0.4
Lebanon	1,689,457	0.4
Austria	1,371,985	0.4
Canada	1,110,167	0.3
Bermuda	977,730	0.3

Total	$388,121,179	100.0%

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $304,590,075)	$375,900,269
Affiliated companies (cost $12,220,910)	12,220,910

388,121,179
Receivables and other assets:
Dividends	767,497
Shares of capital stock sold	555,931
Other	12,957

Total assets	389,457,564

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	135,169
Transfer and shareholder servicing agent fees	32,643
Distribution and service plan fees	29,202
Custodian fees	12,595
Legal, auditing and other professional fees	12,258
Shareholder communications	10,168
Foreign capital gains tax	6,754
Directors’ compensation	6,514
Other	10,902

Total liabilities	256,205

Net Assets	$389,201,359

Composition of Net Assets
Par value of shares of capital stock	$257,586
Additional paid-in capital	396,437,400
Accumulated net investment income	2,037,962
Accumulated net realized loss on investments and foreign currency transactions	(80,832,992)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	71,301,403

Net Assets	$389,201,359

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $342,828,721 and 227,872,562 shares of capital stock outstanding)	$1.50
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $46,372,638 and 29,713,758 shares of capital stock outstanding)	$1.56
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $492,330)	$5,125,907
Affiliated companies	13,322

Total investment income	5,139,229

Expenses
Management fees	1,964,195
Distribution and service plan fees—Service shares	57,236
Transfer and shareholder servicing agent fees:
Non-Service shares	181,540
Service shares	22,927
Shareholder communications:
Non-Service shares	8,263
Service shares	1,041
Custodian fees and expenses	27,047
Directors’ compensation	8,867
Accounting service fees	7,500
Other	32,429

Total expenses	2,311,045
Less waivers and reimbursements of expenses	(209,639)

Net expenses	2,101,406

Net Investment Income	3,037,823

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	1,647,865
Foreign currency transactions	279,587

Net realized gain	1,927,452
Net change in unrealized appreciation/depreciation on:
Investments	(15,608,260)
Translation of assets and liabilities denominated in foreign currencies	(21,531,547)

Net change in unrealized appreciation/depreciation	(37,139,807)

Net Decrease in Net Assets Resulting from Operations	$(32,174,532)

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$3,037,823	$4,724,749
Net realized gain (loss)	1,927,452	(38,353,369)
Net change in unrealized appreciation/depreciation	(37,139,807)	156,854,192

Net increase (decrease) in net assets resulting from operations	(32,174,532)	123,225,572

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,576,159)	(5,101,807)
Service shares	(466,039)	(303,400)

	(5,042,198)	(5,405,207)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares	6,189,657	(35,629,232)
Service shares	7,277,636	11,473,542

	13,467,293	(24,155,690)

Net Assets
Total increase (decrease)	(23,749,437)	93,664,675
Beginning of period	412,950,796	319,286,121

End of period (including accumulated net investment income of $2,037,962 and $4,042,337, respectively)	$389,201,359	$412,950,796

See accompanying Notes to Financial Statements.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.65	$1.21	$2.13	$1.91	$1.47	$1.30

Income (loss) from investment operations:
Net investment income[1]	.01	.02	.03	.02	.01	.01
Net realized and unrealized gain (loss)	(.14)	.44	(.93)	.22	.44	.17

Total from investment operations	(.13)	.46	(.90)	.24	.45	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.02)	(.02)	(.01)	(.01)

Net asset value, end of period	$1.50	$1.65	$1.21	$2.13	$1.91	$1.47

Total Return, at Net Asset Value[2]	(7.95)%	39.24%	(42.64)%	12.61%	30.78%	14.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,829	$369,575	$297,686	$374,302	$308,111	$203,172

Average net assets (in thousands)	$365,973	$328,763	$341,275	$348,714	$247,327	$115,108

Ratios to average net assets:[3]
Net investment income	1.51%	1.35%	1.71%	0.95%	0.73%	0.78%
Total expenses	1.10%[4]	1.08%[4]	1.01%[4]	1.01%[4]	1.04%[4]	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.01%	1.04%	1.09%

Portfolio turnover rate	7%	34%	22%	19%	9%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.10%
Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
Year Ended December 31, 2006	1.04%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.71	$1.25	$2.21	$1.97	$1.53	$1.34

Income (loss) from investment operations:
Net investment income[1]	.01	.01	.03	.02	.01	.01
Net realized and unrealized gain (loss)	(.14)	.47	(.98)	.23	.44	.19

Total from investment operations	(.13)	.48	(.95)	.25	.45	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.01)	(.01)	(.01)	(.01)

Net asset value, end of period	$1.56	$1.71	$1.25	$2.21	$1.97	$1.53

Total Return, at Net Asset Value[2]	(7.84)%	39.06%	(43.07)%	13.00%	29.25%	14.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,372	$43,376	$21,600	$32,736	$25,710	$15,977

Average net assets (in thousands)	$46,219	$30,629	$26,235	$31,137	$20,061	$13,609

Ratios to average net assets:[3]
Net investment income	1.29%	0.94%	1.43%	0.71%	0.42%	0.50%
Total expenses	1.35%[4]	1.34%[4]	1.28%[4]	1.29%[4]	1.34%[4]	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.26%	1.27%	1.29%	1.34%	1.40%

Portfolio turnover rate	7%	34%	22%	19%	9%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.35%
Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
Year Ended December 31, 2006	1.34%
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer International Growth Fund/ VA (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state
17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October losses of $751,363 and unused capital loss carryforwards as follows:

Expiring

2010	$5,201,741
2011	19,750,028
2016	8,040,336
2017	34,027,982

Total	$67,020,087

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $65,843,998 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $1,927,452 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$331,846,236

Gross unrealized appreciation	$77,770,177
Gross unrealized depreciation	(21,500,344)

Net unrealized appreciation	$56,269,833

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	18,091,125	$29,506,263	55,429,069	$71,297,058
Dividends and/or distributions reinvested	2,790,341	4,576,159	5,314,382	5,101,807
Redeemed	(17,293,225)	(27,892,765)	(82,637,532)	(112,028,097)

Net increase (decrease)	3,588,241	$6,189,657	(21,894,081)	$(35,629,232)

19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Capital Stock Continued

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Service Shares
Sold	5,726,800	$9,629,817	10,900,585	$15,469,684
Dividends and/or distributions reinvested	274,141	466,039	303,400	303,400
Redeemed	(1,690,980)	(2,818,220)	(3,066,031)	(4,299,542)

Net increase	4,309,961	$7,277,636	8,137,954	$11,473,542

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$39,124,154	$28,411,967
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $206,311 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $180,047 and $22,708 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $6,884 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of June 30, 2010, the Fund held no outstanding forward contracts.
6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
8. Pending Litigation Continued
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Panorama Series Fund, Inc.

Directors and Officers	William L. Armstrong, Chairman of the Board of Directors and Director
George C. Bowen, Director
Edward L. Cameron, Director
Jon S. Fossel, Director
Sam Freedman, Director
Richard F. Grabish, Director
Beverly L. Hamilton, Director
Robert J. Malone, Director
F. William Marshall, Jr., Director
William F. Glavin, Jr., President and Principal Executive Officer
George R. Evans, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2010 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.
(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Panorama Series Fund, Inc.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 08/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 08/09/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 08/09/2010